Cambria ETF Trust

Cambria Sovereign High Yield Bond ETF (SOVB)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated August 24, 2017
to the Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”) dated September 1, 2016, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, the name of the Cambria Sovereign High Yield Bond ETF (the “Fund”) is changed to the “Cambria Sovereign Bond ETF” and the Fund’s principal investment strategy, which includes the Fund’s non-fundamental policy to invest 80% of the Fund’s net assets (plus borrowings for investment purposes) in “high yield” bonds, is replaced in its entirety as described in the Supplement dated January 20, 2017 to the Prospectuses and SAI.

The changes to the Fund’s name and principal investment strategy will have no impact on the Fund’s investment objective, the method or methods used to select the Fund’s portfolio investments, and the Fund’s fees and expenses.

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 CIM-SK-012-0100